UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 17, 2024

Mondee Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39943	88-3292448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10800 Pecan Park Blvd Suite 400 Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)
(866) 855-9630
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MOND	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in the Form 8-K filed on August 20, 2024 (the “August Form 8-K”), Mondee Holdings, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, on the one hand, and TCW Asset Management Company, a Delaware limited liability company (the “Administrative Agent”), Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), and the lenders from time to time (the “Lenders”) party to the Financing Agreement (as defined herein), on the other hand, entered into that certain Amendment No. 21 (“Amendment 21”) to that certain financing agreement, dated as of December 23, 2019 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the (“Financing Agreement”).

On September 17, 2024, the Company, and certain of its subsidiaries, on the one hand, and the Administrative Agent, Wingspire and the Lenders, on the other hand, entered into that certain Amendment No. 22 (“Amendment 22”) to the Financing Agreement. Amendment 22, among other things: (1) establishes a $15.0 million letter of credit facility (the “L/C Facility”) for the Company’s use, backed by $15.0 million of delayed draw term loan commitments; (2) extends the final maturity date of the term loans and line of credit to June 30, 2028; (3) provides for additional term loans with net proceeds funded to the Company of $5.0 million; and (4) redesignates $7.5 million of the revolving credit capacity as committed.

The foregoing summary of Amendment 21 and Amendment 22 is qualified in its entirety by reference to the Financing Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference, and by reference to Amendments 21 and 22, with copies of each attached hereto as Exhibit 10.2 and 10.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed on the August Form 8-K, the Company executed an amended and restated Certificate of Designation of Preferences, Rights and Limitations of Series A-1, Series A-2 and Series A-3 Preferred Stock (the “Preferred Amendment”). On September 17, 2024 (“Preferred Amendment Effective Date”), the Preferred Amendment became effective upon the Company meeting certain contingency conditions, including the execution of the above-mentioned L/C Facility and the payment of certain fees. The foregoing summary of the Preferred Amendment is qualified in its entirety by reference to (1) the Preferred Amendment, a copy of which was attached to the August Form 8-K as Exhibit 3.1 and incorporated herein by reference, and (2) the Third Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A-2 and Series A-3 Preferred Stock, as filed with the Secretary of State of the State of Delaware, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

As previously described in the August Form 8-K, following the Preferred Amendment Effective Date, the Preferred Amendment extended the put right date on the Company’s preferred stock to December 31, 2028, and removed the provision that accelerates the put right date to March 31, 2026, in the event the Company does not achieve at least $50.0 million in Adjusted EBITDA for fiscal year 2025. The Preferred Amendment also included quarterly financial covenants for the outstanding shares of preferred stock. The Company also executed (i) a new warrant agreement pursuant to which the Company issued common stock warrants at 5% of a share of Class A Common Stock (the “Common Stock”) as of September 17, 2024, plus another two potential allocations of 2.5% each on September 30, 2026 and September 30, 2027, and (ii) the second amended and restated warrant agreement which replaced the existing warrants, extended the expiration date to December 30, 2028 and amended the strike price to be equal to the closing price of the Common Stock on the last day of trading on a national exchange immediately prior to September 17, 2024, plus $0.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure

On September 17, 2024, Mondee Holdings, Inc. (the “Company”) issued a press release announcing the closing of its letter of credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “believe,” “could,” “may,” “expect,” “intend,” “potential,” “plan,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements made regarding the Company’s future growth, performance, business prospects and opportunities, strategies, expectations, future plans and intentions, or other future events. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The Company cautions that these forward-looking statements are subject to risks and uncertainties, which are difficult to predict and many of which are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations are set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report of Form 10-Q for the three months ended June 30, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment and Restatement of the Second Amended and Restated Certificate of Designation dated as of August 13, 2024, by and between the Company and the parties listed on the signature pages thereto
3.2†	Third Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series A-2 and Series A-3 Preferred Stock
10.1†	Financing Agreement dated as of December 23, 2019, as amended (incorporated by reference to Exhibit 10.43 filed with the Company’s Form S-4/A on June 13, 2022)
10.2†	Amendment No. 21 to the Financing Agreement, dated August 14, 2024
10.3†	Amendment No. 22 to the Financing Agreement, dated September 17, 2024
99.1	Press Release, dated September 17, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
†	Certain confidential information (indicated by brackets and asterisks) has been omitted from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDEE HOLDINGS, INC.

Dated: September 23, 2024

	By:	/s/ Jesus Portillo
Name: Jesus Portillo Title: Chief Financial Officer